Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Nuvim, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, Richard P. Kundrat, President, and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August__, 2005

/s/ Richard P. Kundrat
Richard P. Kundrat, President and Chief Executive Officer

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